UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2009 (May 29, 2009)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 6, 2009, the Registrant filed a Quarterly Report on Form 10-Q for the period ended March 31, 2009, or the Quarterly Report. The Quarterly Report reflected the Registrant’s adoption of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment to ARB 51 (SFAS 160) and the application of FSP No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, as further described in Note 1 to the Condensed Notes to Consolidated Financial Statements included in the Quarterly Report. The Quarterly Report included reclassifications and amendments of prior period amounts to conform to the 2009 presentation. The registrant is filing this Current Report on Form 8-K to update Items 6, 7 and 8 in Part II  and Part IV of our Annual Report on Form 10-K filed on February 24, 2009, or the Original Filing, in their entirety to include our revised consolidated financial statements to conform to the 2009 presentation included in the Quarterly Report. In addition, in connection with the filing of this Current Report on Form 8-K and pursuant to the rules of the SEC, we are including with this Current Report on Form 8-K an exhibit consisting of the consent from our independent registered public accounting firm.

The financial statements and other information included in this Current Report on Form 8-K will supersede the financial statements and other information in the Original Filing and will be incorporated by reference into future registration statements or post effective amendments to existing registration statements. This Current Report on Form 8-K does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the 2009 presentation contained in this Current Report on Form 8-K. Additionally, this Current Report on Form 8-K, except for the information relating to the 2009 presentation included in Part II and Part IV, speaks as of the filing date of the Original Filing and does not update or discuss any other developments affecting us subsequent to the date of the Original Filing.

ITEM 9.01 Financial Statements and Exhibits

     (d) Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: May 29, 2009	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)